UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  October 27, 2003



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)


            Texas                         1-9876                  74-1464203

(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)   (Commission file number)  Identification Number)





            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000


                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM  7.  EXHIBITS.

99.1     Press  Release  dated  October  27,  2003.



ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     The information under this caption is furnished by Weingarten Realty Investors (the "Company") in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 27, 2003, the Company issued a press release describing its results of operations for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, the Company used the non-GAAP financial measure of Funds from Operations ("FFO"). A reconciliation of FFO to the comparable GAAP financial measure (Net income) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by the Company and why the Company's management believes the presentation of FFO provides useful information to investors is included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2003
                                            WEINGARTEN REALTY INVESTORS



                                            By:   /s/   Joe D. Shafer
                                                -----------------------
                                                Joe D. Shafer
                                                Vice President/Controller


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                                INDEX TO EXHIBITS


99.1     Press  Release  dated  October 27,  2003.


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